UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2015

Fundamental International Equity Funds
Focused International Equity
International Small Cap
Strategic International Equity

Goldman Sachs Fundamental International

Equity Funds

■	FOCUSED INTERNATIONAL EQUITY

■	INTERNATIONAL SMALL CAP

■	STRATEGIC INTERNATIONAL EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedules of Investments	27

Financial Statements	34

Financial Highlights	38

Notes to the Financial Statements	44

Report of Independent Registered Public Accounting Firm	58

Other Information	59

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Focused International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund may invest in a relatively small number of issuers, the Fund is subject to greater risk of loss.

The Goldman Sachs International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-capitalization companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its high conviction investment ideas.

■	Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Global perspective is informed by local market expertise

■	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■	Team of experienced Research Analysts is regionally aligned and has sector expertise

■	Team leverages the research of the approximately 80+ regional investment professionals

■	Decision-making process is informed by active participation in the global research process

■	Security selections are aligned with level of investment conviction

■	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

■	Access to markets across the world

■	Disciplined approach to stock selection

■	Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental International Equity Funds

Market Review

International equities lost modest ground during the 12-month period ended October 31, 2015 (the “Reporting Period”). The MSCI® Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI® Index”) posted a return of -0.07%.* Central bank policy, currency movements and the sharp decline in oil prices were some of the biggest themes dominating the international equities markets during the Reporting Period.

Both the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) employed easy monetary policy in an effort to stimulate economic growth. With interest rates near zero in both regions, both the euro and the yen fell against the U.S. dollar, which helped increase exports, an important source of revenue to companies in Europe and Japan. The euro sank to a 12-year low against the U.S. dollar in March 2015 before rebounding slightly through the remainder of the Reporting Period. The impact of depreciation was already noticeable in many European corporate earnings reports, many of which were better than market expectations. Japanese companies also began to benefit from the weak yen. Strong equity markets in both regions reflected the positive impact of weak currencies on corporate earnings and optimism that the monetary stimulus would stave off deflation and promote economic growth. However, the weak currencies reduced equity returns expressed in U.S. dollars.

Global equity market volatility heated up during the summer of 2015 and affected international equity performance. Greece teetered on the brink of financial collapse, while the domestic Chinese equity market began a dramatic correction. Further weakening of Chinese economic data and the devaluation of its renminbi weighed on stock markets around the globe. However, markets rebounded sharply in October 2015 on further easing from China and on the potential for more easing from the ECB and BoJ.

Slower economic growth in China also led to concerns about the demand for many commodities, including oil. The international Brent crude oil benchmark price fell rather steadily from a high of $115 per barrel in June 2014 to a low of $47 per barrel in January 2015 before rebounding to more than $65 per barrel at the beginning of May 2015 and then stabilizing at slightly less than $50 per barrel for much of the summer and fall of 2015. As a result, the energy sector declined significantly during the Reporting Period. Other commodity prices also weakened, which pressured the materials sector to double-digit negative returns as well during the Reporting Period.

However, market participants perceived the combination of lower energy prices, aggressive monetary stimulus and improving economies as beneficial for consumers in Europe and Japan. As consumer confidence and consumer spending slowly improved during the Reporting Period, the stocks of many consumer-oriented companies rose in anticipation of increased consumption. The consumer staples and consumer discretionary sectors were the best performing sectors in the MSCI® Index during the Reporting Period.

From a country perspective, Ireland, Belgium, Denmark and Japan were the best performing individual country constituents of the MSCI® Index for the Reporting Period overall, while China, Norway, Australia and Singapore were weakest.

*	All index returns are expressed in U.S. dollar terms.

MARKET REVIEW

Looking Ahead

In our view, international equities could finish 2015 with modest gains. First and foremost, we were enthusiastic at the end of the Reporting Period about opportunities at the individual stock level in many markets that had sold off broadly amidst the environment of uncertainty and volatility that persisted through much of the summer and early fall of 2015. Furthermore, we believe the effects of the transitions in China’s economy and in energy markets could vary widely by region and by sector. Lastly, in an ongoing era of low interest rates and low commodity prices, we believe equities are still attractive versus bonds, cash and commodities.

For most of 2015, we had been more excited about opportunities in the developed markets —particularly in Europe and Japan, where structural changes, potential for domestic economic recovery and cheap currencies provided an accommodating backdrop for equities. At the end of the Reporting Period, we continued to believe that the European domestic recovery was on track and that many companies were still below peak earnings and margins, implying upside. However, we feel the currency tailwind may be abating in light of further expected renminbi depreciation and the fact that many other emerging market currencies have depreciated. We believe this depreciation would not be good news for European exporters, since the emerging markets account for approximately 30% of revenues for European companies. We also expect low commodity prices to continue to contribute to deflationary pressures on Europe.

We believe Japan could see wage growth drive inflation higher and corporate profitability continue to rise. But, in our view, a strengthening yen against other Asian currencies is a risk. Similar to the story in Europe, the weak yen has been helping Japanese exports and attracting Chinese and Asian tourists. As a result, both a stronger yen and a weaker Asian economy are a real risk, we believe, for Japan’s economy and companies.

Uncertainty and volatility can induce near-term market reactions and distortions, sometimes based on technical factors rather than on fundamentals. The ability to spot these situations and act on them can provide active managers with good long-term opportunities. We believe being well-informed and nimble allows us to initiate or add to positions and upgrade the quality of our Funds’ portfolios during these events. In our view, the best strategy for investing in volatile times is to mobilize all of the information and resources available to us — from our trading desk to global chief executive officers to our colleagues in fixed income and other markets — to turn temporary technical distortions into long-term value for our shareholders.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

PORTFOLIO RESULTS

Goldman Sachs Focused International Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental International Equity Team discusses the Goldman Sachs Focused International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 0.34%, -0.42%, 0.74%, 0.19% and 0.56%, respectively. These returns compare to the -0.07% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI® Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the MSCI® Index during the Reporting Period can be primarily attributed to individual stock selection. Sector and country allocation detracted, albeit modestly.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI® Index during the Reporting Period were Safran, Syngenta and Wolseley.

French aerospace and defense company Safran was the top positive contributor to the Fund’s relative results during the Reporting Period. It performed well, benefiting from robust operating profits on the back of ongoing strength and an improved growth outlook in aftermarket engine sales. Also, its management has raised its full-year guidance and reiterated a strong tone regarding its ability to deliver on expectations.

Swiss agricultural chemicals producer Syngenta was a strong positive contributor during the Reporting Period. Its stock price rallied on the back of merger and acquisition speculation following a bid for the company by Monsanto in early May 2015. Although Syngenta rejected the bid, citing that it “fundamentally undervalues Syngenta’s prospects and underestimates the significant execution risks,” we believe a deal makes strategic sense for both parties. Monsanto is currently the world’s number one seed company, while Syngenta is the world’s number one crop protection franchise, with their products being widely recognized as complementary rather than competing. Despite the strong run-up in price during the Reporting Period, we continued to like Syngenta’s long-term business fundamentals and its risk/ reward profile at its valuation level at the end of the Reporting Period.

Shares of Swiss industrial services company Wolseley rose during the Reporting Period, contributing positively to the Fund’s relative results. The company performed well amidst strong U.S. non-residential construction market data. Further, tougher trends in other industrial end-markets led to strong relative performance for Wolseley. At the end of the Reporting Period, we continued to like the stock and believed investments in its e-commerce platform may be a differentiator and could drive market share gains from smaller players in the U.S. going forward.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the MSCI® Index during the Reporting Period were Mediatek, Computershare and Hana Financial Group.

Mediatek is a Taiwanese semiconductor company focusing on low-end handsets for emerging markets. Its shares came under pressure as growth in mobile phone sales in Mediatek’s key Asian markets slowed due to sluggish economies and due to a move to fourth generation devices, a market that Mediatek is expected to only start supplying later

PORTFOLIO RESULTS

in 2015. Although smartphone growth is still coming through, the company lowered its structural gross margin outlook on competitive pressure from China. We sold the Fund’s position in Mediatek by the end of the Reporting Period, as we believed market concerns were valid.

Computershare, an Australia-listed world leading shareholder register manager on behalf of quoted companies, underperformed the MSCI® Index during the second quarter of 2015 after a strong rally in the first quarter of 2015. The company’s margins were widely anticipated to improve when interest rates increase due to the large amount of negative working capital it carries on its balance sheet. However, as the outlook for higher U.S. interest rates was downgraded early in the second calendar quarter, its stock reacted negatively.

Hana Financial Group detracted from the Fund’s relative returns during the Reporting Period. The South Korean banking group performed poorly due to earnings downgrades driven by the slowdown in the South Korean economy. The economic slowdown led to rate cuts by the nation’s central bank, which, in turn, pressured banks’ margins and also increased their competition. We sold the Fund’s position in Hana Financial Group by the end of the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most positively to the Fund’s performance relative to the MSCI® Index during the Reporting Period were materials, financials and energy, each due primarily to effective stock selection.

The sectors that detracted most from the Fund’s relative results during the Reporting Period were information technology, consumer discretionary and telecommunication services. Stock selection in information technology and consumer discretionary weighed most negatively on performance. Having underweighted allocations to consumer discretionary and telecommunication services, which each outpaced the MSCI® Index during the Reporting Period, also dampened relative results.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI® Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI® Index.

That said, effective stock selection in the U.K., Switzerland and Japan boosted the Fund’s relative returns most. The countries that detracted most from the Fund’s performance during the Reporting Period were Taiwan, South Korea and Belgium, where stock selection and country allocation overall hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established new Fund positions during the Reporting Period in Japanese diversified financing services company ORIX, French global advertising company Publicis Groupe and French banking group Societe Generale.

We purchased a Fund position in ORIX, which provides and operates corporate financing, leasing, real estate related business, principal investment and retail business. We expect its return on equity to improve as ORIX rebalances its business portfolio and focuses more on return on net assets. Also, we believe its capital gain is likely to be maintained at current levels for the next several years. In addition, we believed at the time of purchase that ORIX had an attractive valuation, which looked undervalued considering anticipated net profit growth going forward.

We initiated a Fund position in Publicis Groupe during the fourth quarter of 2014. Its stock had been weak earlier in 2014 given concerns around the European economy and the company’s acquisition of U.S. technology company Sapient, which was initially poorly received by the market. We saw it as an opportunity to buy into what we perceived to be a steadily growing company with strong cash generation.

We established a Fund position in Societe Generale in the first quarter of 2015. Its stock had been a significant laggard compared to other European banks for more than a year, and its relative valuation appeared attractive to us. We believed that concerns around weakness in the bank’s Russian business and around continued re-regulation of banks were well priced in already. At the time of purchase, we believed the gradual recovery of the European economy should lead to upgrades to the growth outlook for the bank.

PORTFOLIO RESULTS

In addition to the sales of Mediatek and Hana Financial Group already mentioned, we sold out of the Fund’s positions in Intesa Sanpaolo and Aurizon Holdings during the Reporting Period.

We exited the Fund’s position in Intesa Sanpaolo, one of the leading banks in Italy, taking profits. While we still like the trends in peripheral European nation banks, such as rising net interest margins on the back of lower funding costs and loss provisions, we think valuations were getting stretched. Performance of Intesa Sanpaolo was strong in the first quarter of 2015, and we considered it appropriate to sell out of the position and redeploy capital into what we considered to be more attractive investment opportunities elsewhere.

We eliminated the Fund’s position in Aurizon Holdings, the Australian railroad operator to the mining industry. Its shares performed poorly, as the slowing Chinese economy raised concerns that commodities’ freight volumes may come under pressure despite the long-term nature of Aurizon Holdings’ contracts with its mining customers.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI® Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, consumer staples and health care increased relative to the MSCI® Index during the Reporting Period, while its relative exposure to information technology, energy, financials and telecommunication services decreased. From a country perspective, several changes were made. Among them, the Fund’s exposure to Japan, France and Germany increased relative to the MSCI® Index during the Reporting Period, while its relative exposure to Switzerland, Italy and Sweden decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no material changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI® Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to France, South Korea, Germany, Ireland and Spain and less exposure to Australia and Sweden relative to the MSCI® Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI® Index in several countries, most notably Japan, Denmark, Italy, Switzerland and the U.K., and had no position at all in several other countries, most notably China, Hong Kong, the Netherlands, Belgium and Singapore.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI® Index in industrials and health care at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI® Index in telecommunication services, consumer staples, financials, materials and consumer discretionary and was rather neutrally weighted compared to the MSCI® Index in information technology, energy and utilities.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Focused International Equity Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	MSCI® Index[2]
Class A	0.34%	-0.07%
Class C	-0.42	-0.07
Institutional	0.74	-0.07
Service	0.19	-0.07
Class IR	0.56	-0.07

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Index is a market capitalization-weighted composite of securities in 22 developed markets. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® Index is unmanaged and the figures for the MSCI® Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-13.58%	2.03%	0.82%	4.03%	12/01/92
Class C	-10.09	2.42	0.65	1.31	8/15/97
Institutional	-8.17	3.61	1.80	3.77	2/07/96
Service	-8.65	3.08	1.28	3.17	3/06/96
Class IR	-8.33	3.42	N/A	5.24	8/31/10

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.32%	1.63%
Class C	2.07	2.38
Institutional	0.92	1.23
Service	1.42	1.73
Class IR	1.07	1.38

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business	Country
Wolseley PLC	4.1%	Capital Goods	Switzerland
Computershare Ltd.	3.6	Software & Services	Australia
Hoya Corp.	3.3	Health Care Equipment & Services	Japan
BG Group PLC	3.1	Energy	United Kingdom
Iberdrola SA	3.1	Utilities	Spain
Syngenta AG (Registered)	3.1	Materials	Switzerland
Nidec Corp.	3.0	Capital Goods	Japan
Rexel SA	3.0	Capital Goods	France
Credit Suisse Group AG (Registered)	3.0	Diversified Financials	Switzerland
Bayer AG (Registered)	3.0	Pharmaceuticals, Biotechnology & Life Sciences	Germany

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on November 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Focused International Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2005 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 1, 1992)
Excluding sales charges	0.34%	3.68%	2.10%	4.55%
Including sales charges	-5.20%	2.51%	1.52%	4.29%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-0.42%	2.91%	1.35%	1.64%
Including contingent deferred sales charges	-1.41%	2.91%	1.35%	1.64%

Institutional (Commenced February 7, 1996)	0.74%	4.11%	2.51%	4.08%

Service (Commenced March 6, 1996)	0.19%	3.58%	1.99%	3.48%

Class IR (Commenced August 31, 2010)	0.56%	3.92%	N/A	6.41%

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

At a meeting held on October 14-15, 2015, the Board of Trustees of the Goldman Sachs Trust (the “Board”) approved an Agreement and Plan of Reorganization (the “Plan”) which contemplates the reorganization of the Goldman Sachs International Small Cap Fund (the “Fund”) with and into the Goldman Sachs International Small Cap Insights Fund. The reorganization was recommended by Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International in connection with an effort to optimize the Goldman Sachs Funds and eliminate overlapping products. Under the terms of the Plan, Goldman Sachs International Small Cap Insights Fund will acquire all of the assets of the Fund, and the Fund will be liquidated and shareholders of the Fund will become shareholders of the Goldman Sachs International Small Cap Insights Fund. The reorganization is expected to close during February 2016. As of the close of business on October 20, 2015, the Fund may depart from its stated investment objectives and policies as it prepares to reorganize with and into the Goldman Sachs International Small Cap Insights Fund. Below, the Goldman Sachs Fundamental International Equity Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 3.71%, 2.96%, 4.10%, 3.59% and 3.98%, respectively. These returns compare to the 5.45% average annual total return of the Fund’s benchmark, the Standard and Poor’s (S&P) Developed Ex-U.S. Small Cap Index (Net, USD, Unhedged) (the “S&P Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated solid absolute gains, but its underperformance of the S&P Index during the Reporting Period can be primarily attributed to individual stock selection. Sector and country allocation also detracted.
Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the S&P Index during the Reporting Period were Gerry Weber, Eramet and Aryzta.

Gerry Weber, a German women’s clothing and accessories retailer, detracted most from the Fund’s relative results during the Reporting Period. Its stock underperformed the S&P Index due mainly to disappointing third quarter 2015 fiscal year results, with the wholesale segment of its business suffering a substantial double-digit year over year decline. The company’s third quarter has generally been its weak quarter, and we believe growth should recover should the German retail environment improve as we anticipate. At the end of the Reporting Period, its stock continued to look attractive to us, offering a 5.5% dividend yield, with meaningful upside potential, in our view, if the industry environment improves.

PORTFOLIO RESULTS

Eramet is a French mining and metallurgical group. Our investment case for Eramet was based on expected positive dynamics of the nickel market. Nickel supply has been adjusting down as expected, principally due to the nickel ore export ban by Indonesia. However, nickel demand, principally from the stainless steel industry, appears to have been significantly softer than widely expected, especially in China. This caused nickel prices to fall rather than rise. While many analysts expect the nickel market could still tighten by the end of 2015, the Indonesian government has been debating whether or not to repeal its ban, which has been hindering sentiment. We decided to sell the Fund’s position in Eramet and redeploy the capital to higher conviction ideas.

Aryzta, a Swiss-based global specialty bakery supplier, also detracted from the Fund’s relative performance during the Reporting Period. The company reported a disappointing set of fourth quarter 2014 results, highlighting an unexpected drop in performance in the U.S. Furthermore, the stock suffered when the company announced a poorly-received acquisition at the end of March 2015. We sold the Fund’s position in Aryzta during the second half of the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the S&P Index during the Reporting Period were Gategroup Holding, Regus and OCI Materials.

Gategroup Holding, a Swiss-based global airline catering company, was the greatest positive contributor to the Fund’s relative performance during the Reporting Period. The company benefited from lower oil prices, which, in turn, stimulated airline volumes. Additionally, activist shareholders began to try to increase the company’s focus on cost control and the emerging market growth opportunity, which may provide an added catalyst. At the end of the Reporting Period, we continued to like the stock and believed the company has room for improved top-line growth as airlines become less focused on reducing food content as part of their service.

Luxembourg-based temporary office space provider Regus was also a strong contributor to the Fund’s relative results. Regus benefited from the recovering demand for flexible work solutions amongst businesses around the world. At the end of the Reporting Period, we believed Regus’ earnings should grow meaningfully as the company expands its network and if its less mature centers develop and become more profitable.

OCI Materials is a South Korean-based materials manufacturer. OCI Materials’ products are used in the manufacturing process of semiconductors, thin film transistor liquid crystal displays (“TFT-LCD”) and solar cells and film deposition. With approximately 50% exposure each to the semiconductor and LCD industries, as measured by client mix, both businesses have been showing strong order flows — however increasingly so from the semiconductor industry. In our view, incremental volume increases may come from potential capacity expansion, which we believe likely, as talks with major clients indicate there may be an industry-wide supply shortage in the next six to 12 months without any immediate capital expenditure decisions.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The biggest detractors from the Fund’s results during the Reporting Period were financials, utilities and consumer staples, where stock selection overall hurt relative performance.

The sectors that contributed most to the Fund’s performance relative to the S&P Index were industrials, information technology and energy, due primarily to effective stock selection in each.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the S&P Index. This effect may be even more pronounced in countries that represent only a modest proportion of the S&P Index.

That said, the Fund’s stock selection in Germany, Canada and South Korea detracted most from the Fund’s performance during the Reporting Period. Conversely, the countries that contributed most positively to the Fund’s performance during the Reporting Period were Japan, Australia and France, where stock selection in each proved particularly effective. The opportunistic use of index futures did not have a material impact on performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales. The opportunistic use

PORTFOLIO RESULTS

of index futures did not have a material impact on performance.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established Fund positions in PSP Swiss Property, Virgin Money and Kennedy Wilson Europe Real Estate during the Reporting Period.

We bought shares of PSP Swiss Property, a real estate company that owns commercial buildings in Switzerland, primarily in Zurich and Geneva, and generates revenue by collecting rent on these buildings. Its stock, in our view, has an attractive dividend yield of almost 4%, especially compared to the Swiss 10-year bond at a yield of less than 0.2%. With European quantitative easing getting underway and the very low interest rate environment that persists, we believe PSP Swiss Property is well positioned to benefit from investor demand for yield. We also believe it offers attractive upside potential.

We initiated a Fund position in U.K. retail bank Virgin Money. The company reported strong revenue growth in 2014, which we think should continue to grow. We further believe the company has the potential for greater returns on tangible equity as its existing platform is scalable, in our view, and can handle materially higher volumes. At the time of purchase, we believed the company was attractively valued on a price to earnings multiple.

We established a Fund position in Kennedy Wilson Europe Real Estate, a real estate company that went public in 2014. The company invests in real estate properties and loans in the U.K. and Ireland and is looking to expand to Spain and Italy. We like the strategy of its management team, wherein the company acquires properties and loans that are distressed from sellers who do not have the capacity and capability to reposition the underlying real estate and then it turns around the assets. We believe this strategy can create significant value for shareholders and can work particularly well in the early part of an economic recovery. Kennedy Wilson Europe Real Estate has roots in the U.S., where it has executed on this strategy successfully. It also did well following a similar strategy in Japan.

In addition to those sales mentioned earlier, we eliminated the Fund’s positions in Melrose Industries, Unite Group and M3 during the Reporting Period.

Melrose Industries is an international engineering group based in the U.K. The company reported a negative currency surprise and a tougher than expected outlook for its brush business for 2015. Due to its exposure to gas turbines and power generators, where profitability has suffered due to a weaker end-market, we decided to sell the position.

We sold the Fund’s position in Unite Group, the largest student housing operator in the U.K. We had bought its stock, as the student housing sector was undersupplied, which was leading to high rental growth. The thesis subsequently played out, and the stock performed well. At the time of sale, we felt the supply in the student housing sector had picked up, and while we believed Unite Group is still a good business, we felt such sentiment was being reflected in its then-current stock price and thus the upside potential in its stock price may be limited.

We eliminated the Fund’s position in M3, a Japanese supplier of medical information services for doctors through the Internet. In addition to top-line growth, growth expectations for both new business in Japan and overseas sales pushed its share price higher. Indeed, its share price doubled since December 2013 and thus we decided to sell out of the position, taking profits.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. We seek to outpace the S&P Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to industrials, consumer discretionary and utilities increased relative to the S&P Index during the Reporting Period, while its relative exposure to materials and energy decreased. From a country perspective, among the changes made during the Reporting Period were the Fund’s increased exposure to the U.K., Japan, Germany and the Netherlands relative to the S&P Index during the Reporting Period and its decreased relative exposure to Canada, South Korea, Belgium and Singapore.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Aidan Farrell, Managing Director and former lead portfolio manager of the Fund left Goldman Sachs Asset Management International. Suneil

PORTFOLIO RESULTS

Mahindru, Chief Investment Officer of International Equity, was named a lead portfolio manager on the Fund. Gaurav Rege, a former lead portfolio manager of the Fund, left the Fundamental International Equity Team.

Q	How was the Fund positioned relative to the S&P Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., China, Italy, Portugal and Taiwan and less exposure to South Korea, Switzerland, Sweden, Spain and the Netherlands relative to the S&P Index. At the end of the Reporting Period, the Fund held neutral positions relative to the S&P Index in several countries, most notably Japan, New Zealand, Finland, Israel, Canada, Belgium, Singapore, Denmark, France, the U.S., Germany and Australia, and had no position at all in several other countries, most notably Hong Kong.

From a sector allocation perspective, the Fund had an overweighted position relative to the S&P Index in industrials and health care at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the S&P Index in financials and consumer staples and was rather neutrally weighted relative to the S&P Index in information technology, utilities, consumer discretionary, materials and energy. The Fund had no exposure to the telecommunication services sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

International Small Cap Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	S&P Index[2]
Class A	3.71%	5.45%
Class C	2.96	5.45
Institutional	4.10	5.45
Service	3.59	5.45
Class IR	3.98	5.45

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P Index is the small capitalization stock component of the S&P Developed Broad Market Index (“BMI”). The BMI is a float-weighted index that spans 32 countries (inclusive of the US) and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million at the annual rebalance. The S&P Index is defined as those stocks falling in the bottom 15% of the cumulative available capital in each country. MSCI® Barra reflects returns net of withholding taxes applied to foreign investors, calculated daily based on tax rates that would be applied to a Luxembourg-based investor. The S&P Index is unmanaged and the figures for the S&P Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.88%	6.08%	2.91%	5.23%	5/01/98
Class C	-3.18	6.49	2.72	4.88	5/01/98
Institutional	-1.07	7.75	3.93	6.10	5/01/98
Service	-1.57	7.18	3.39	5.55	5/01/98
Class IR	-1.20	7.55	N/A	9.81	8/31/10

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.77%
Class C	2.12	2.52
Institutional	0.97	1.37
Service	1.47	1.86
Class IR	1.09	1.52

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business	Country
Regus PLC	1.5%	Commercial & Professional Services	Luxembourg
Brenntag AG	1.4	Capital Goods	Germany
Spire Healthcare Group PLC	1.4	Health Care Equipment & Services	United Kingdom
Klepierre (REIT)	1.4	Real Estate	France
UBISOFT Entertainment	1.4	Software & Services	France
Actelion Ltd. (Registered)	1.3	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
GEA Group AG	1.2	Capital Goods	Germany
CTT-Correios de Portugal SA	1.2	Transportation	Portugal
PSP Swiss Property AG (Registered)	1.2	Real Estate	Switzerland
Nexity SA	1.2	Real Estate	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on November 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P Developed Ex-U.S. Small Cap Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2005 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1998)
Excluding sales charges	3.71%	7.29%	4.39%	5.80%
Including sales charges	-2.01%	6.08%	3.80%	5.46%

Class C (Commenced May 1, 1998)
Excluding contingent deferred sales charges	2.96%	6.50%	3.63%	5.12%
Including contingent deferred sales charges	1.95%	6.50%	3.63%	5.12%

Institutional (Commenced May 1, 1998)	4.10%	7.76%	4.84%	6.33%

Service (Commenced May 1, 1998)	3.59%	7.19%	4.30%	5.78%

Class IR (Commenced August 31, 2010)	3.98%	7.56%	N/A	10.56%

PORTFOLIO RESULTS

Goldman Sachs Strategic International Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental International Equity Team discusses the Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -0.57%, -1.33%, -0.15%, -0.32% and -0.84%, respectively. These returns compare to the -0.07% average annual total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI® Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of the MSCI® Index during the Reporting Period can be primarily attributed to individual stock selection. Sector and country allocation contributed positively.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI® Index during the Reporting Period were Mediatek, Computershare and Banco Popular.

Mediatek is a Taiwanese semiconductor company focusing on low-end handsets for emerging markets. Its shares came under pressure as the growth in mobile phone sales in Mediatek’s key Asian markets slowed due to sluggish economies and due to a move to fourth generation devices, a market that Mediatek is expected to only start supplying later in 2015. Although smartphone growth is still coming through, the company lowered its structural gross margin outlook on competitive pressure from China. We sold the
Fund’s position in Mediatek by the end of the Reporting Period, as we believed market concerns were valid.

Computershare, an Australia-listed world leading shareholder register manager on behalf of quoted companies, underperformed the MSCI® Index during the second quarter of 2015 after a strong rally in the first quarter of 2015. The company’s margins were widely anticipated to improve when interest rates increase due to the large amount of negative working capital it carries on its balance sheet. However, as the outlook for higher U.S. interest rates was downgraded early in the second calendar quarter, its stock reacted negatively.

Shares of Spanish bank Banco Popular were negatively impacted by volatility in the Spanish equity market, where political risk surrounding its upcoming elections in December 2015 particularly weighed on its financial sector. At the end of the Reporting Period, we continued to like the bank’s strong presence in the small and medium enterprise market and its improvement in asset quality. We believe the company’s margins are stable and are likely to improve in 2016, while its loan book has already started growing.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI® Index during the Reporting Period were Pola Orbis Holding, Beiersdorf and Nidec.

Japanese consumer goods company Pola Orbis Holding was the top positive contributor to the Fund’s relative results during the Reporting Period. Pola Orbis Holding reported strong fourth quarter 2014 domestic sales and showed resilient sales in China, its other key market. The market also seemed to like the company’s focus on shareholder returns with a high dividend pay-out ratio and a return on equity target that is gradually rising towards 8%.

PORTFOLIO RESULTS

German consumer products company Beiersdorf was also a top positive contributor to the Fund’s results during the Reporting Period. Its strong performance was driven by positive first half 2015 results and upbeat comments from its management, which cited increased pricing power in Europe and an improved growth outlook for the second half of 2015 from product innovations. Furthermore, the company continued to capture market share in more challenging market environments, such as Russia and Brazil, and saw stabilization in its China market, as its e-commerce presence grows. At the end of the Reporting Period, we continued to like the stock and believed the company would deliver superior sales growth through its stronger innovation pipeline, while a focus on costs could drive margin expansion further enhancing the company’s net cash position.

Also contributing to the Fund’s relative performance during the Reporting Period was Japan-based Nidec, the world’s leading manufacturer of small precision motors mainly used in hard disk drives and optical disk drives. The company especially outperformed the MSCI® Index during the first quarter of 2015 after the company announced its new fiscal year guidance. The new fiscal year forecast itself was not so strong, but analysts appeared to start to expect new business related to Apple’s iPhone to contribute profit growth from fiscal year 2015 for Nidec.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The biggest detractors from the Fund’s results during the Reporting Period were information technology, consumer discretionary and utilities, where weak stock selection in each hurt most. Having an underweighted allocation to consumer discretionary, which outpaced the MSCI® Index during the Reporting Period, also dampened results.

The sectors that contributed most to the Fund’s performance relative to the MSCI® Index were materials, consumer staples and financials. Stock selection and allocation positioning in all three sectors proved effective during the Reporting Period.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI® Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI® Index.

That said, the countries that detracted most from the Fund’s relative performance were the Netherlands, Taiwan and Russia. Stock selection overall in the Netherlands proved disappointing. Having exposure to Taiwan and Russia, each of which are not components of the MSCI® Index and each of which underperformed the MSCI® Index, also hurt. Conversely, effective individual stock selection in Japan and Switzerland contributed most positively to the Fund’s results relative to the MSCI® Index. Having an underweighted allocation to Australia, which underperformed the MSCI® Index, also boosted the Fund’s relative results.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we purchased Fund positions in Swiss watch and jewelry company Swatch, French banking group Societe Generale and French global advertising company Publicis Groupe.

We initiated a Fund position in Swatch, a company that, in our view, has demonstrated strong returns during the past 25 years thanks to its strong brands and consistent pricing power. However, Swatch underperformed the market along with other luxury players during the Reporting Period on concerns about competition from smartwatches, Swiss franc volatility and demand headwinds from the China corruption crackdown. While the last two years have been difficult for the watch industry broadly, we feel the Chinese consumer is starting to spend on luxury again, and concerns about smartwatches have already been embedded in Swatch’s share price. In our opinion, Swatch flourished during a far more meaningful threat from digital watches during the 1980s.

We established a Fund position in Societe Generale in the first quarter of 2015. Its stock had been a significant laggard compared to other European banks for more than a year, and its relative valuation appeared attractive to us. We believed that concerns around weakness in the bank’s Russian business and around continued re-regulation of banks were well priced in already. At the time of purchase, we believed the gradual recovery of the European economy should lead to upgrades to the growth outlook for the bank.

PORTFOLIO RESULTS

We initiated a Fund position in Publicis Groupe during the fourth quarter of 2014. Its stock had been weak earlier in 2014 given concerns around the European economy and the company’s acquisition of U.S. technology company Sapient, which was initially poorly received by the market. We saw it as an opportunity to buy into what we perceived as a steadily growing company with strong cash generation.

In addition to the sale of Mediatek already mentioned, we sold out of the Fund’s positions in Intesa Sanpaolo and Aurizon Holdings during the Reporting Period.

We exited the Fund’s position in Intesa Sanpaolo, one of the leading banks in Italy, taking profits. While we still like the trends in peripheral European nation banks, such as rising net interest margins on the back of lower funding costs and loss provisions, we think valuations were getting stretched. Performance of Intesa Sanpaolo was strong in the first quarter of 2015, and we considered it appropriate to sell out of the position and redeploy capital into what we considered to be more attractive investment opportunities elsewhere.

We eliminated the Fund’s position in Aurizon Holdings, the Australian railroad operator to the mining industry. Its shares performed poorly, as the slowing Chinese economy raised concerns that commodities’ freight volumes may come under pressure despite the long-term nature of Aurizon Holdings’ contracts with its mining customers.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI® Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to energy, health care, financials and consumer discretionary increased relative to the MSCI® Index during the Reporting Period, while its relative exposure to materials decreased. From a country perspective, the Fund’s exposure to the U.K, France, Germany and the Netherlands increased relative to the MSCI® Index during the Reporting Period, while its relative exposure to Japan, Switzerland and Italy decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no material changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI® Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to Ireland, Germany, France, South Korea, Belgium and Sweden relative to the MSCI® Index and less exposure to the U.K., Japan, Australia and Italy relative to the MSCI® Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI® Index in several countries, most notably Spain, Switzerland, China, the Netherlands, Singapore and Denmark, and had no position at all in several other countries, most notably Hong Kong.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI® Index in consumer staples, energy and information technology at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI® Index in consumer discretionary, industrials, utilities, materials and telecommunication services and rather neutral positions relative to the MSCI® Index in health care and financials.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Strategic International Equity Fund

as of October 31, 2015

PERFORMANCE REVIEW
November 1, 2014–October 31, 2015	Fund Total Return (based on NAV)[1]	MSCI® Index[2]
Class A	-0.57%	-0.07%
Class C	-1.33	-0.07
Institutional	-0.15	-0.07
Class IR	-0.32	-0.07
Class R	-0.84	-0.07

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Index is a market capitalization-weighted composite of securities in 22 developed markets. The MSCI® Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/15	One Year	Five Years	Since Inception	Inception Date
Class A	-12.60%	2.74%	-1.95%	6/25/07
Class C	-9.06	3.14	-2.02	6/25/07
Institutional	-7.08	4.32	-0.89	6/25/07
Class IR	-7.25	4.26	-1.98	11/30/07
Class R	-7.72	3.65	-2.52	11/30/07

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.79%
Class C	2.10	2.54
Institutional	0.95	1.39
Class IR	1.09	1.54
Class R	1.60	2.04

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/15[5]
Holding	% of Net Assets	Line of Business	Country
Anheuser-Busch InBev NV	3.1%	Food, Beverage & Tobacco	Belgium
Novartis AG (Registered)	3.1	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
BG Group PLC	2.8	Energy	United Kingdom
Beiersdorf AG	2.7	Household & Personal Products	Germany
Vodafone Group PLC	2.3	Telecommunication Services	United Kingdom
Sumitomo Mitsui	2.3	Banks	Japan
Financial Group, Inc.
Mitsubishi Estate Co. Ltd.	2.1	Real Estate	Japan
Japan Tobacco, Inc.	2.1	Food, Beverage & Tobacco	Japan
Bayer AG (Registered)	2.1	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Iberdrola SA	2.1	Utilities	Spain

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2015

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2015

The following graph shows the value, as of October 31, 2015, of a $1,000,000 investment made on June 25, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2015.

Average Annual Total Return through October 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	-0.57%	4.31%	-0.56%
Including sales charges	-6.06%	3.14%	-1.23%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	-1.33%	3.53%	-1.31%
Including contingent deferred sales charges	-2.32%	3.53%	-1.31%

Institutional (Commenced June 25, 2007)	-0.15%	4.72%	-0.18%

Class IR (Commenced November 30, 2007)	-0.32%	4.67%	-1.22%

Class R (Commenced November 30, 2007)	-0.84%	4.04%	-1.76%

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value
Common Stocks – 98.9%
Australia – 3.6%
1,040,156	Computershare Ltd. (Software & Services)	$7,972,223

Denmark – 2.0%
82,365	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	4,373,870

France – 16.9%
138,533	Klepierre (REIT)	6,560,891
99,896	Publicis Groupe SA (Media)	6,470,788
488,670	Rexel SA (Capital Goods)	6,669,278
57,270	Safran SA (Capital Goods)	4,349,889
44,095	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	4,448,121
95,523	Societe Generale SA (Banks)	4,436,396
65,550	Vinci SA (Capital Goods)	4,413,237

		37,348,600

Germany – 11.1%
49,964	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,661,973
48,944	Beiersdorf AG (Household & Personal Products)	4,648,497
373,180	Commerzbank AG (Banks)*	4,104,131
145,194	Covestro AG (Materials)*(a)	4,469,754
57,064	SAP SE (Software & Services)	4,498,646

		24,383,001

Ireland – 3.9%
1,074,290	C&C Group PLC (Food, Beverage & Tobacco)	4,277,650
57,155	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	4,328,398

		8,606,048

Italy – 2.0%
697,388	UniCredit SpA (Banks)	4,503,079

Japan – 23.4%
88,500	Dentsu, Inc. (Media)	4,975,305
174,100	Hoya Corp. (Health Care Equipment & Services)	7,184,546
376,300	Isuzu Motors Ltd. (Automobiles & Components)	4,395,004
279,000	Kubota Corp. (Capital Goods)	4,324,908
309,000	Mitsubishi Estate Co. Ltd. (Real Estate)	6,626,965
89,000	Nidec Corp. (Capital Goods)	6,706,694
449,500	ORIX Corp. (Diversified Financials)	6,564,399
69,500	Pola Orbis Holdings, Inc. (Household & Personal Products)	4,420,263
159,400	Sumitomo Mitsui Financial Group, Inc. (Banks)	6,359,051

		51,557,135

Common Stocks – (continued)
Netherlands – 2.1%
173,613	Royal Dutch Shell PLC Class A (Energy)	$4,532,580

South Korea – 2.0%
90,429	Kia Motors Corp. (Automobiles & Components)	4,414,029

Spain – 5.0%
1,088,246	Banco Popular Espanol SA (Banks)	4,137,611
951,605	Iberdrola SA (Utilities)	6,786,030

		10,923,641

Sweden – 1.8%
384,687	Volvo AB Class B (Capital Goods)	3,978,869

Switzerland – 13.1%
267,396	Credit Suisse Group AG (Registered) (Diversified Financials)*	6,669,186
20,067	Syngenta AG (Registered) (Materials)	6,741,918
16,557	The Swatch Group AG (Consumer Durables & Apparel)	6,466,163
154,872	Wolseley PLC (Capital Goods)	9,092,741

		28,970,008

United Kingdom – 12.0%
435,205	BG Group PLC (Energy)	6,875,602
475,401	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	4,036,518
1,047,736	Melrose Industries PLC (Capital Goods)	4,286,418
67,903	Reckitt Benckiser Group PLC (Household & Personal Products)	6,626,689
1,373,538	Vodafone Group PLC (Telecommunication Services)	4,520,227

		26,345,454

TOTAL INVESTMENTS – 98.9%
(Cost $233,815,327)		$217,908,537

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		2,338,199

NET ASSETS – 100.0%		$220,246,736

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,469,754, which represents approximately 2.0% of net assets as of October 31, 2015.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value
Common Stocks – 97.9%
Australia – 5.1%
187,238	APN Outdoor Group Ltd. (Media)	$639,558
363,926	Aveo Group (Real Estate)	794,976
24,839	Caltex Australia Ltd. (Energy)	556,052
88,963	carsales.com Ltd. (Software & Services)	618,612
150,029	Computershare Ltd. (Software & Services)	1,149,890
363,368	Echo Entertainment Group Ltd. (Consumer Services)	1,313,289
328,472	Macquarie Atlas Roads Group (Transportation)	948,935
135,524	Navitas Ltd. (Consumer Services)	402,811
55,002	SEEK Ltd. (Commercial & Professional Services)	499,657
115,891	Super Retail Group Ltd. (Retailing)	791,491
159,288	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	797,246

		8,512,517

Belgium – 1.2%
32,669	bpost SA (Transportation)	817,627
278,169	Rezidor Hotel Group AB (Consumer Services)	1,181,890

		1,999,517

Canada – 6.1%
53,050	Advantage Oil & Gas Ltd. (Energy)*	294,948
40,955	Air Canada (Transportation)*	337,011
164,037	Alamos Gold, Inc. Class A (Materials)	631,008
10,923	Allied Properties Real Estate Investment Trust (REIT)	299,723
11,363	Amaya, Inc. (Consumer Services)*	253,921
72,114	AuRico Metals, Inc. (Materials)*	43,568
7,710	Canadian Apartment Properties Real Estate Investment Trust (REIT)	158,728
13,417	Canadian Western Bank (Banks)	257,854
31,755	Cardinal Energy Ltd. (Energy)	251,106
50,353	Celestica, Inc. (Technology Hardware & Equipment)*	564,527
27,564	Chemtrade Logistics Income Fund (Materials)	391,874
13,366	Cineplex, Inc. (Media)	515,076
19,962	Dominion Diamond Corp. (Materials)	211,131
7,736	Dream Office Real Estate Investment Trust (REIT)	124,181
37,767	Element Financial Corp. (Diversified Financials)*	488,406
77,096	Extendicare, Inc. (Health Care Equipment & Services)	506,466
5,793	Laurentian Bank of Canada (Banks)	234,671
71,406	Lundin Mining Corp. (Materials)*	240,823
3,519	MacDonald Dettwiler & Associates Ltd. (Capital Goods)	209,751
22,653	Maple Leaf Foods, Inc. (Food, Beverage & Tobacco)	360,168
24,936	Morneau Shepell, Inc. (Commercial & Professional Services)	295,014

Common Stocks – (continued)
Canada – (continued)
19,338	Norbord, Inc. (Materials)	$365,434
19,389	Pason Systems, Inc. (Energy)	285,289
12,845	Peyto Exploration & Development Corp. (Energy)	265,230
20,701	Quebecor, Inc. Class B (Media)	487,446
20,900	Ritchie Bros Auctioneers, Inc. (Commercial & Professional Services)	542,479
31,243	Russel Metals, Inc. (Capital Goods)	487,425
13,834	ShawCor Ltd. (Energy)	293,586
44,444	Superior Plus Corp. (Utilities)	363,002
35,713	Veresen, Inc. (Energy)	310,809

		10,070,655

China – 2.2%
586,000	Boer Power Holdings Ltd. (Capital Goods)	957,031
617,000	CAR, Inc. (Transportation)*	1,078,864
161,720	Livzon Pharmaceutical Group, Inc. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	834,619
227,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	737,514

		3,608,028

Denmark – 0.8%
76,022	GN Store Nord A/S (Health Care Equipment & Services)	1,386,617

Finland – 0.8%
507,439	Citycon OYJ (Real Estate)*	1,335,263

France – 7.5%
8,931	Cap Gemini SA (Software & Services)	794,109
103,542	Coface SA (Diversified Financials)	838,120
16,110	Ingenico Group SA (Technology Hardware & Equipment)	1,898,590
20,791	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,311,244
26,597	JCDecaux SA (Media)	1,080,317
48,309	Klepierre (REIT)	2,287,903
43,193	Nexity SA (Real Estate)	1,911,303
75,627	UBISOFT Entertainment (Software & Services)*	2,265,885

		12,387,471

Germany – 7.1%
38,703	Brenntag AG (Capital Goods)	2,337,016
56,148	Covestro AG (Materials)*(a)	1,728,499
51,573	GEA Group AG (Capital Goods)	2,066,821
79,721	Gerry Weber International AG (Consumer Durables & Apparel)	1,297,899
31,394	GfK SE (Media)	1,156,882
46,219	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	569,322
19,589	Leoni AG (Automobiles & Components)	800,181

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
37,528	Salzgitter AG (Materials)	$1,082,201
11,447	Symrise AG (Materials)	753,403

		11,792,224

Hong Kong – 0.5%
1,144,000	China Traditional Chinese Medicine Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	865,206

Italy – 3.8%
86,100	Buzzi Unicem SpA (Materials)	1,456,822
15,301	Ei Towers SpA (Technology Hardware & Equipment)	927,712
75,945	MARR SpA (Food & Staples Retailing)	1,545,905
38,105	Moncler SpA (Consumer Durables & Apparel)	612,917
236,468	Unione di Banche Italiane SpA (Banks)	1,769,194

		6,312,550

Japan – 22.3%
17,000	ABC-Mart, Inc. (Retailing)	948,212
25,400	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	788,395
19,000	Asahi Intecc Co. Ltd. (Health Care Equipment & Services)	733,925
33,300	Asics Corp. (Consumer Durables & Apparel)	919,769
33,100	Century Tokyo Leasing Corp. (Diversified Financials)	1,122,800
98,300	Daifuku Co. Ltd. (Capital Goods)	1,454,823
24,200	Daiichikosho Co. Ltd. (Media)	807,119
59,700	Eiken Chemical Co. Ltd. (Health Care Equipment & Services)	1,045,855
35,200	FP Corp. (Materials)	1,439,885
38,500	HIS Co. Ltd. (Consumer Services)	1,294,225
57,000	Hitachi Kokusai Electric, Inc. (Technology Hardware & Equipment)	786,998
55,100	J. Front Retailing Co. Ltd. (Retailing)	904,868
28,600	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	1,224,544
82,600	MISUMI Group, Inc. (Capital Goods)	1,075,626
330,000	Nankai Electric Railway Co. Ltd. (Transportation)	1,687,702
118,500	Nomura Co. Ltd. (Commercial & Professional Services)	1,601,357
34,700	Obic Co. Ltd. (Software & Services)	1,831,362
36,000	Otsuka Corp. (Software & Services)	1,740,232
90,900	Oyo Corp. (Commercial & Professional Services)	1,165,660
71,300	Sac’s Bar Holdings, Inc. (Retailing)	1,131,384
81,100	Sakata Seed Corp. (Food, Beverage & Tobacco)	1,716,839
152,000	Shinmaywa Industries Ltd. (Capital Goods)	1,659,358
35,000	Start Today Co. Ltd. (Retailing)	1,171,924

Common Stocks – (continued)
Japan – (continued)
49,800	Sumco Corp. (Semiconductors & Semiconductor Equipment)	$502,019
187,000	The 77 Bank Ltd. (Banks)	1,034,066
263,000	The Hokkoku Bank Ltd. (Banks)	977,107
35,500	Toho Co. Ltd. (Media)	923,823
43,700	Tokyo Ohka Kogyo Co. Ltd. (Materials)	1,396,704
94,500	Tokyo Tatemono Co. Ltd. (Real Estate)	1,174,196
164,700	Tosei Corp. (Real Estate)	1,019,741
66,800	Yonex Co. Ltd. (Consumer Durables & Apparel)	1,693,331

		36,973,849

Luxembourg – 1.5%
468,307	Regus PLC (Commercial & Professional Services)	2,411,352

Netherlands – 0.7%
68,219	USG People NV (Commercial & Professional Services)	1,084,297

New Zealand – 0.4%
123,867	Fletcher Building Ltd. (Materials)	619,243

Portugal – 1.7%
179,512	CTT-Correios de Portugal SA (Transportation)	2,039,007
265,545	REN – Redes Energeticas Nacionais SGPS SA (Utilities)	809,216

		2,848,223

Singapore – 0.7%
1,838,460	SIIC Environment Holdings Ltd. (Utilities)*	1,112,558

South Africa – 0.8%
55,485	Mondi PLC (Materials)	1,283,044

South Korea – 1.7%
101,874	Byucksan Corp. (Capital Goods)	837,194
1,591	CJ CheilJedang Corp. (Food, Beverage & Tobacco)	487,254
3,310	Hanssem Co. Ltd. (Consumer Durables & Apparel)	676,414
2,576	NongShim Co. Ltd. (Food, Beverage & Tobacco)	832,479

		2,833,341

Spain – 1.5%
38,984	Enagas SA (Utilities)	1,178,809
27,855	Tecnicas Reunidas SA (Energy)	1,240,575

		2,419,384

Sweden – 1.0%
33,882	Indutrade AB (Capital Goods)	1,611,130

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

October 31, 2015

Shares	Description	Value
Common Stocks – (continued)
Switzerland – 6.0%
16,033	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	$2,225,609
958	Barry Callebaut AG (Registered) (Food, Beverage & Tobacco)*	1,148,011
48,518	Gategroup Holding AG (Commercial & Professional Services)*	1,819,139
4,833	Geberit AG (Registered) (Capital Goods)	1,559,703
25,106	Implenia AG (Registered) (Capital Goods)	1,244,340
23,030	PSP Swiss Property AG (Registered) (Real Estate)*	2,003,383

		10,000,185

Taiwan – 1.5%
486,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	691,652
51,120	Eclat Textile Co. Ltd. (Consumer Durables & Apparel)	751,870
115,000	momo.com, Inc. (Retailing)	656,871
39,825	PChome Online, Inc. (Software & Services)	446,312

		2,546,705

United Kingdom – 22.4%
75,080	Ashtead Group PLC (Capital Goods)	1,154,411
306,939	Beazley PLC (Insurance)	1,715,698
36,969	Bellway PLC (Consumer Durables & Apparel)	1,476,647
123,027	Big Yellow Group PLC (REIT)	1,420,207
136,965	Bodycote PLC (Capital Goods)	1,082,009
204,955	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	1,740,225
321,045	Cairn Energy PLC (Energy)*	738,910
61,670	Close Brothers Group PLC (Diversified Financials)	1,389,569
100,827	Essentra PLC (Materials)	1,306,234
232,290	Foxtons Group PLC (Real Estate)	714,409
45,102	Go-Ahead Group PLC (Transportation)	1,686,084
81,734	Greene King PLC (Consumer Services)	1,011,135
150,984	Halma PLC (Technology Hardware & Equipment)	1,774,758
600,751	Hays PLC (Commercial & Professional Services)	1,301,523
281,191	Henderson Group PLC (Diversified Financials)	1,239,448
143,314	Henderson Group PLC CDI (Diversified Financials)	622,559
144,019	Inchcape PLC (Retailing)	1,771,212
164,799	Jupiter Fund Management PLC (Diversified Financials)	1,143,070
97,109	Kennedy Wilson Europe Real Estate PLC (Real Estate)	1,787,036

Common Stocks – (continued)
United Kingdom – (continued)
20,941	London Stock Exchange Group PLC (Diversified Financials)	$819,892
52,072	Persimmon PLC (Consumer Durables & Apparel)*	1,596,919
598,458	SIG PLC (Capital Goods)	1,228,534
200,176	Smart Metering Systems PLC (Technology Hardware & Equipment)	981,320
402,833	Spire Healthcare Group PLC (Health Care Equipment & Services)(a)	2,326,133
94,321	St. James’s Place PLC (Insurance)	1,397,883
54,259	Telecom Plus PLC (Utilities)	878,166
32,620	Victrex PLC (Materials)	926,911
301,375	Virgin Money Holdings UK PLC (Banks)	1,799,747

		37,030,649

United States – 0.6%
112,448	ResMed, Inc. CDI (Health Care Equipment & Services)	638,721
45,512	Stillwater Mining Co. (Materials)*	425,082

		1,063,803

TOTAL COMMON STOCKS
(Cost $162,511,094)		$162,107,811

Exchange Traded Fund – 0.7%
United States – 0.7%
22,328	iShares MSCI Israel Capped Fund	$1,124,885
(Cost $1,042,828)

TOTAL INVESTMENTS – 98.6%
(Cost $163,553,922)		$163,232,696

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		2,251,583

NET ASSETS – 100.0%		$165,484,279

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,054,632, which represents approximately 2.5% of net assets as of October 31, 2015.

Investment Abbreviations:
CDI	—CHESS Depositary Interest
REIT	—Real Estate Investment Trust

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
MSCI Singapore Index	18	November 2015	$861,903	$(14,954)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2015

Shares	Description	Value

Common Stocks – 96.0%
Australia – 3.4%
67,882	Australia & New Zealand Banking Group Ltd. (Banks)	$1,312,859
159,095	Computershare Ltd. (Software & Services)	1,219,375

		2,532,234

Belgium – 3.1%
19,145	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	2,284,469

China – 0.5%
208,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	402,897

Denmark – 1.6%
22,639	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,202,210

France – 12.2%
6,493	Air Liquide SA (Materials)	839,980
26,095	Klepierre (REIT)	1,235,853
11,394	Publicis Groupe SA (Media)	738,049
44,618	Rexel SA (Capital Goods)	608,938
11,342	Safran SA (Capital Goods)	861,471
13,472	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	1,359,000
21,888	Societe Generale SA (Banks)	1,016,549
30,388	Total SA (Energy)	1,469,528
13,702	Vinci SA (Capital Goods)	922,505

		9,051,873

Germany – 11.7%
10,721	Adidas AG (Consumer Durables & Apparel)	960,800
11,585	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,544,691
21,163	Beiersdorf AG (Household & Personal Products)	2,009,974
70,598	Commerzbank AG (Banks)*	776,417
35,835	Covestro AG (Materials)*(a)	1,103,170
26,223	GEA Group AG (Capital Goods)	1,050,903
18,586	Gerry Weber International AG (Consumer Durables & Apparel)	302,590
11,297	SAP SE (Software & Services)	890,600

		8,639,145

Ireland – 4.8%
2,384,443	Bank of Ireland (Banks)*	876,778
17,959	Kerry Group PLC Class A (Food, Beverage & Tobacco)	1,457,276
16,143	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,222,523

		3,556,577

Italy – 1.1%
122,680	UniCredit SpA (Banks)	792,153

Common Stocks – (continued)
Japan – 18.7%
25,100	HIS Co. Ltd. (Consumer Services)	$843,767
23,800	Hoya Corp. (Health Care Equipment & Services)	982,149
45,200	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,564,453
25,200	Kao Corp. (Household & Personal Products)	1,293,752
41,400	KDDI Corp. (Telecommunication Services)	1,001,811
58,000	Kubota Corp. (Capital Goods)	899,085
73,000	Mitsubishi Estate Co. Ltd. (Real Estate)	1,565,594
16,800	Nidec Corp. (Capital Goods)	1,265,983
82,100	ORIX Corp. (Diversified Financials)	1,198,970
11,500	Pola Orbis Holdings, Inc. (Household & Personal Products)	731,410
25,300	Start Today Co. Ltd. (Retailing)	847,134
42,200	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,683,513

		13,877,621

Netherlands – 5.0%
165,319	Aegon NV (Insurance)	1,014,474
14,311	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,327,506
50,865	Royal Dutch Shell PLC Class A (Energy)	1,327,952

		3,669,932

Singapore – 1.3%
80,505	DBS Group Holdings Ltd. (Banks)	989,813

South Korea – 1.9%
29,100	Kia Motors Corp. (Automobiles & Components)	1,420,432

Spain – 4.4%
126,949	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,092,220
174,284	Banco Popular Espanol SA (Banks)	662,644
214,710	Iberdrola SA (Utilities)	1,531,127

		3,285,991

Sweden – 4.2%
35,543	Hennes & Mauritz AB Class B (Retailing)	1,381,659
35,558	Svenska Cellulosa AB SCA Class B (Household & Personal Products)	1,047,325
67,087	Volvo AB Class B (Capital Goods)	693,890

		3,122,874

Switzerland – 11.8%
61,308	Credit Suisse Group AG (Registered) (Diversified Financials)*	1,529,097
25,143	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,277,673
2,750	Syngenta AG (Registered) (Materials)	923,919
3,680	The Swatch Group AG (Consumer Durables & Apparel)	1,437,185

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
61,764	UBS Group AG (Registered) (Diversified Financials)	$1,233,577
22,239	Wolseley PLC (Capital Goods)	1,305,681

		8,707,132

United Kingdom – 10.3%
164,693	Aviva PLC (Insurance)	1,230,846
131,505	BG Group PLC (Energy)	2,077,587
70,097	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	595,177
165,490	Just Eat PLC (Software & Services)*	1,085,292
24,443	Rio Tinto PLC (Materials)	890,832
526,882	Vodafone Group PLC (Telecommunication Services)	1,733,935

		7,613,669

TOTAL INVESTMENTS – 96.0%
(Cost $72,505,301)		$71,149,022

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.0%		2,969,625

NET ASSETS – 100.0%		$74,118,647

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,103,170, which represents approximately 1.5% of net assets as of October 31, 2015.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2015

	Focused International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
Assets:
Investments, at value (cost $233,815,327, $163,553,922 and $72,505,301)	$217,908,537	$163,232,696	$71,149,022
Cash	410,636	2,128,788	1,580,865
Foreign currencies, at value (cost $18,099, $85,463 and $35,714 )	17,323	83,591	28,447
Receivables:
Due from custodian	2,240,306	—	—
Investments sold	1,165,275	—	922,030
Dividends	486,961	278,010	118,437
Foreign tax reclaims	442,248	209,911	197,614
Fund shares sold	116,694	6,200	254,835
Reimbursement from investment adviser	31,718	13,101	27,681
Collateral on certain derivative contracts(a)	—	39,582	—
Other assets	70,187	3,839	51
Total assets	222,889,885	165,995,718	74,278,982

Liabilities:
Variation margin on certain derivative contracts	—	1,063	—
Payables:
Investments purchased	2,240,394	—	—
Management fees	158,230	126,295	52,307
Fund shares redeemed	102,804	250,309	1,952
Distribution and Service fees and Transfer Agency fees	52,167	15,948	19,184
Accrued expenses	89,554	117,824	86,892
Total liabilities	2,643,149	511,439	160,335

Net Assets:
Paid-in capital	449,272,643	167,673,373	118,195,859
Undistributed net investment income	2,956,452	1,996,272	603,994
Accumulated net realized loss	(216,041,301)	(3,822,288)	(43,305,625)
Net unrealized loss	(15,941,058)	(363,078)	(1,375,581)
NET ASSETS	$220,246,736	$165,484,279	$74,118,647
Net Assets:
Class A	$48,772,291	$15,379,422	$23,111,002
Class C	18,414,897	3,842,066	4,840,930
Institutional	151,754,765	137,627,240	45,794,734
Service	36,812	1,406,404	—
Class IR	1,267,971	7,229,147	355,458
Class R	—	—	16,523
Total Net Assets	$220,246,736	$165,484,279	$74,118,647
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,712,745	798,473	1,785,058
Class C	1,104,925	208,241	416,555
Institutional	8,275,521	6,932,369	3,377,143
Service	2,039	74,041	—
Class IR	69,488	365,520	27,409
Class R	—	—	1,271
Net asset value, offering and redemption price per share:(b)
Class A	$17.98	$19.26	$12.95
Class C	16.67	18.45	11.62
Institutional	18.34	19.85	13.56
Service	18.05	18.99	—
Class IR	18.25	19.78	12.97
Class R	—	—	13.00

(a)	Includes amount segregated for the initial margin and/or collateral on futures of $39,582 for the International Small Cap Fund.
(b)	Maximum public offering price per share for Class A Shares of the Focused International Equity, International Small Cap and Strategic International Equity Funds is $19.03, $20.38 and $13.70, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2015

	Focused International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $608,558, $304,876 and $159,011)	$5,551,187	$3,932,495	$1,667,826

Expenses:
Management fees	2,248,701	2,017,570	594,279
Distribution and Service fees(a)	315,911	74,002	108,035
Transfer Agency fees(a)	199,546	109,583	70,837
Custody, accounting and administrative services	164,295	199,536	116,326
Professional fees	88,015	90,337	81,100
Registration fees	78,219	83,268	75,487
Printing and mailing costs	63,464	59,699	53,885
Trustee fees	23,687	23,012	23,236
Service share fees — Service Plan	218	3,106	—
Service share fees — Shareholder Administration Plan	218	3,106	—
Other	21,397	18,334	18,223
Total expenses	3,203,671	2,681,553	1,141,408
Less — expense reductions	(751,049)	(782,647)	(360,484)
Net expenses	2,452,622	1,898,906	780,924
NET INVESTMENT INCOME	3,098,565	2,033,589	886,902

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(11,048,070)	5,642,815	396,944
Futures contracts	—	(61,842)	—
Forward foreign currency exchange contracts	—	(111,473)	—
Foreign currency transactions	(271,008)	(40,133)	(41,984)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $0, $0 and $27,519)	8,214,649	584,412	(2,025,327)
Futures contracts	—	(23,629)	—
Forward foreign currency exchange contracts	—	100,593	—
Foreign currency translation	(6,343)	(5,946)	(24,453)
Net realized and unrealized gain (loss)	(3,110,772)	6,084,797	(1,694,820)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,207)	$8,118,386	$(807,918)

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees				Transfer Agency Fees
Fund	Class A	Class B(b)	Class C	Class R	Class A	Class B(b)	Class C	Institutional	Service	Class IR	Class R
Focused International Equity	$132,529	$115	$183,267	$—	$100,722	$22	$34,821	$60,688	$34	$3,259	$—
International Small Cap	37,808	100	36,094	—	28,734	19	6,858	63,212	497	10,263	—
Strategic International Equity	58,698	583	48,670	84	44,611	111	9,247	16,534	—	302	32

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Focused International Equity Fund
	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014
From operations:
Net investment income	$3,098,565	$7,711,148
Net realized gain (loss)	(11,319,078)	9,955,040
Net change in unrealized gain (loss)	8,208,306	(37,422,124)
Net increase (decrease) in net assets resulting from operations	(12,207)	(19,755,936)

Distributions to shareholders:
From net investment income
Class A Shares	(1,737,059)	(228,497)
Class B Shares(a)	—	—
Class C Shares	(456,968)	—
Institutional Shares	(5,428,826)	(930,005)
Service Shares	(9,843)	(940)
Class IR Shares	(70,733)	(14,137)
Class R Shares	—	—
Total distributions to shareholders	(7,703,429)	(1,173,579)

From share transactions:
Proceeds from sales of shares	48,121,899	132,262,656
Reinvestment of distributions	7,537,145	1,140,136
Cost of shares redeemed	(78,117,189)	(56,445,399)
Net increase (decrease) in net assets resulting from share transactions	(22,458,145)	76,957,393
TOTAL INCREASE (DECREASE)	(30,173,781)	56,027,878

Net assets:
Beginning of year	250,420,517	194,392,639
End of year	$220,246,736	$250,420,517
Undistributed net investment income	$2,956,452	$7,702,882

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

International Small Cap Fund		Strategic International Equity Fund
For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014	For the Fiscal Year Ended October 31, 2015	For the Fiscal Year Ended October 31, 2014

$2,033,589	$2,631,047	$886,902	$2,551,063
5,429,367	18,506,583	354,960	6,105,483
655,430	(21,277,002)	(2,049,780)	(9,639,888)
8,118,386	(139,372)	(807,918)	(983,342)

(202,348)	(252,522)	(849,696)	(181,701)
—	(3,621)	—	(1,078)
(28,965)	(29,832)	(152,361)	(8,305)
(2,965,911)	(3,353,326)	(1,528,500)	(464,488)
(14,470)	(16,362)	—	—
(81,045)	(18,633)	(5,027)	(623)
—	—	(557)	(111)
(3,292,739)	(3,674,296)	(2,536,141)	(656,306)

46,428,311	63,131,042	25,441,147	14,098,789
3,164,213	3,530,834	2,501,122	650,708
(85,489,780)	(56,636,871)	(24,346,563)	(12,450,865)
(35,897,256)	10,025,005	3,595,706	2,298,632
(31,071,609)	6,211,337	251,647	658,984

196,555,888	190,344,551	73,867,000	73,208,016
$165,484,279	$196,555,888	$74,118,647	$73,867,000
$1,996,272	$2,844,932	$603,994	$2,299,943

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Increase from regulatory settlements
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$18.49	$0.21		$(0.16)	$0.05	$(0.56)	$—
2015 - C	17.18	0.08		(0.16)	(0.08)	(0.43)	—
2015 - Institutional	18.86	0.29		(0.16)	0.13	(0.65)	—
2015 - Service	18.57	0.14		(0.11)	0.03	(0.55)	—
2015 - IR	18.76	0.26		(0.17)	0.09	(0.60)	—
2014 - A	20.00	0.55	(d)	(1.99)	(1.44)	(0.07)	—
2014 - C	18.65	0.36	(d)	(1.83)	(1.47)	—	—
2014 - Institutional	20.39	0.64	(d)	(2.02)	(1.38)	(0.15)	—
2014 - Service	20.08	0.52	(d)	(1.98)	(1.46)	(0.05)	—
2014 - IR	20.29	0.75	(d)	(2.14)	(1.39)	(0.14)	—
2013 - A	15.58	0.15		4.71	4.86	(0.44)	—
2013 - C	14.60	0.02		4.41	4.43	(0.38)	—
2013 - Institutional	15.92	0.23		4.79	5.02	(0.55)	—
2013 - Service	15.69	0.14		4.72	4.86	(0.47)	—
2013 - IR	15.87	0.16		4.82	4.98	(0.56)	—
2012 - A	14.74	0.28		0.93	1.21	(0.47)	0.10
2012 - C	13.82	0.16		0.87	1.03	(0.35)	0.10
2012 - Institutional	15.07	0.32		0.97	1.29	(0.54)	0.10
2012 - Service	14.85	0.26		0.94	1.20	(0.46)	0.10
2012 - IR	15.06	0.28		0.98	1.26	(0.55)	0.10
2011 - A	16.81	0.42	(f)	(2.22)	(1.80)	(0.27)	—
2011 - C	15.79	0.29	(f)	(2.09)	(1.80)	(0.17)	—
2011 - Institutional	17.18	0.50	(f)	(2.27)	(1.77)	(0.34)	—
2011 - Service	16.92	0.42	(f)	(2.24)	(1.82)	(0.25)	—
2011 - IR	17.22	0.63	(f)	(2.45)	(1.82)	(0.34)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(e)	Total returns reflect the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class C	Institutional	Service	Class IR
For the Fiscal Year Ended October 31, 2012	8.66%	7.81%	9.15%	8.57%	8.92%

(f)	Reflects income recognized from a corporate action which amounted to $0.26 per share and 1.55% of average net assets.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FOCUSED INTERNATIONAL EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$17.98	0.34%	$48,772	1.30%	1.64%	1.18%		105%
16.67	(0.42)	18,415	2.05	2.39	0.44		105
18.34	0.74	151,755	0.90	1.24	1.56		105
18.05	0.19	37	1.40	1.73	0.76		105
18.25	0.56	1,268	1.05	1.39	1.38		105
18.49	(7.16)	58,368	1.33	1.63	2.78	(d)	121
17.18	(7.83)	18,247	2.08	2.38	1.97	(d)	121
18.86	(6.79)	170,954	0.93	1.23	3.17	(d)	121
18.57	(7.28)	332	1.43	1.73	2.62	(d)	121
18.76	(6.90)	2,253	1.07	1.38	3.73	(d)	121
20.00	31.94	61,224	1.46	1.69	0.89		189
18.65	30.97	17,910	2.20	2.44	0.15		189
20.39	32.50	112,707	1.06	1.29	1.29		189
20.08	31.86	364	1.56	1.79	0.80		189
20.29	32.36	1,609	1.20	1.44	0.89		189
15.58	9.36 (e)	52,564	1.48	1.72	1.95		144
14.60	8.55 (e)	14,039	2.23	2.47	1.14		144
15.92	9.84 (e)	61,874	1.08	1.31	2.11		144
15.69	9.26 (e)	299	1.58	1.82	1.77		144
15.87	9.61 (e)	30	1.23	1.46	1.87		144
14.74	(10.89)	118,977	1.53	1.67	2.55	(f)	135
13.82	(11.55)	15,883	2.28	2.42	1.86	(f)	135
15.07	(10.53)	28,105	1.13	1.27	2.94	(f)	135
14.85	(10.96)	300	1.63	1.77	2.51	(f)	135
15.06	(10.80)	3	1.28	1.42	3.87	(f)	135

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$18.84	$0.15	(d)	$0.54	$0.69	$(0.27)
2015 - C	18.08	0.01	(d)	0.52	0.53	(0.16)
2015 - Institutional	19.42	0.23	(d)	0.55	0.78	(0.35)
2015 - Service	18.59	0.14	(d)	0.52	0.66	(0.26)
2015 - IR	19.36	0.21	(d)	0.54	0.75	(0.33)
2014 - A	19.26	0.19		(0.28)	(0.09)	(0.33)
2014 - C	18.52	0.03		(0.25)	(0.22)	(0.22)
2014 - Institutional	19.82	0.27		(0.29)	(0.02)	(0.38)
2014 - Service	19.00	0.16		(0.27)	(0.11)	(0.30)
2014 - IR	19.77	0.23		(0.28)	(0.05)	(0.36)
2013 - A	15.18	0.16	(e)	4.04	4.20	(0.12)
2013 - C	14.65	0.04	(e)	3.88	3.92	(0.05)
2013 - Institutional	15.67	0.25	(e)	4.14	4.39	(0.24)
2013 - Service	15.04	0.14	(e)	3.99	4.13	(0.17)
2013 - IR	15.65	0.25	(e)	4.10	4.35	(0.23)
2012 - A	14.06	0.11		1.26	1.37	(0.25)
2012 - C	13.54	—	(f)	1.24	1.24	(0.13)
2012 - Institutional	14.53	0.17		1.29	1.46	(0.32)
2012 - Service	13.98	0.09		1.25	1.34	(0.28)
2012 - IR	14.50	0.14		1.30	1.44	(0.29)
2011 - A	14.62	0.08	(g)	(0.39)	(0.31)	(0.25)
2011 - C	14.10	(0.03	)(g)	(0.38)	(0.41)	(0.15)
2011 - Institutional	15.06	0.15	(g)	(0.38)	(0.23)	(0.30)
2011 - Service	14.53	0.06	(g)	(0.38)	(0.32)	(0.23)
2011 - IR	15.09	0.18	(g)	(0.47)	(0.29)	(0.30)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from corporate actions which amounted to $0.05 per share and 0.23% of average net assets.
(e)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.31% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.16% of average net assets.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$19.26	3.71%	$15,379	1.37%	1.80%	0.80	%(d)	74%
18.45	2.96	3,842	2.12	2.55	0.07	(d)	74
19.85	4.10	137,627	0.97	1.40	1.17	(d)	74
18.99	3.59	1,406	1.47	1.90	0.73	(d)	74
19.78	3.98	7,229	1.12	1.55	1.05	(d)	74
18.84	(0.48)	14,189	1.50	1.77	0.97		100
18.08	(1.19)	3,183	2.24	2.52	0.17		100
19.42	(0.06)	173,215	1.09	1.37	1.34		100
18.59	(0.57)	1,052	1.59	1.86	0.82		100
19.36	(0.23)	4,686	1.21	1.52	1.16		100
19.26	27.90	14,029	1.56	1.88	0.94	(e)	89
18.52	26.81	2,389	2.31	2.63	0.22	(e)	89
19.82	28.43	171,473	1.16	1.46	1.39	(e)	89
19.00	27.75	1,035	1.66	1.98	0.87	(e)	89
19.77	28.20	968	1.31	1.62	1.44	(e)	89
15.18	9.84	10,551	1.58	2.18	0.80		85
14.65	9.14	1,796	2.33	2.92	(0.01)		85
15.67	10.49	67,614	1.18	1.73	1.14		85
15.04	9.77	805	1.68	2.25	0.65		85
15.65	10.13	362	1.33	1.84	0.93		85
14.06	(1.97)	22,537	1.60	1.94	0.54	(g)	117
13.54	(2.68)	2,177	2.35	2.69	(0.23	)(g)	117
14.53	(1.59)	36,067	1.20	1.54	0.95	(g)	117
13.98	(2.05)	730	1.70	2.04	0.41	(g)	117
14.50	(1.72)	24	1.35	1.69	1.12	(g)	117

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2015 - A	$13.52	$0.15		$(0.23)	$(0.08)	$(0.49)
2015 - C	12.17	0.04		(0.20)	(0.16)	(0.39)
2015 - Institutional	14.13	0.20		(0.23)	(0.03)	(0.54)
2015 - IR	13.55	0.15		(0.20)	(0.05)	(0.53)
2015 - R	13.57	0.11		(0.23)	(0.12)	(0.45)
2014 - A	13.81	0.45	(d)	(0.63)	(0.18)	(0.11)
2014 - C	12.45	0.31	(d)	(0.57)	(0.26)	(0.02)
2014 - Institutional	14.44	0.52	(d)	(0.67)	(0.15)	(0.16)
2014 - IR	13.84	0.40	(d)	(0.56)	(0.16)	(0.13)
2014 - R	13.88	0.41	(d)	(0.63)	(0.22)	(0.09)
2013 - A	11.06	0.14		2.80	2.94	(0.19)
2013 - C	10.01	0.04		2.54	2.58	(0.14)
2013 - Institutional	11.58	0.19		2.93	3.12	(0.26)
2013 - IR	11.11	0.18		2.80	2.98	(0.25)
2013 - R	11.14	0.08		2.85	2.93	(0.19)
2012 - A	10.62	0.20		0.61	0.81	(0.37)
2012 - C	9.64	0.10		0.57	0.67	(0.30)
2012 - Institutional	11.11	0.19		0.71	0.90	(0.43)
2012 - IR	10.70	0.21		0.63	0.84	(0.43)
2012 - R	10.57	0.16		0.64	0.80	(0.23)
2011 - A	11.71	0.28	(e)	(1.25)	(0.97)	(0.12)
2011 - C	10.63	0.17	(e)	(1.12)	(0.95)	(0.04)
2011 - Institutional	12.24	0.25	(e)	(1.22)	(0.97)	(0.16)
2011 - IR	11.70	0.17	(e)	(1.06)	(0.89)	(0.11)
2011 - R	11.64	0.27	(e)	(1.26)	(0.99)	(0.08)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.
(e)	Reflects income recognized from a corporate action which amounted to $0.14 per share and 1.22% of average net assets.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.95	(0.57)%	$23,111	1.30%	1.82%	1.11%		83%
11.62	(1.33)	4,841	2.05	2.57	0.35		83
13.56	(0.15)	45,795	0.90	1.42	1.47		83
12.97	(0.32)	355	1.05	1.56	1.17		83
13.00	(0.84)	17	1.55	2.07	0.86		83
13.52	(1.41)	22,384	1.33	1.77	3.21	(d)	89
12.17	(2.10)	4,873	2.08	2.52	2.44	(d)	89
14.13	(1.05)	45,118	0.93	1.37	3.55	(d)	89
13.55	(1.14)	128	1.07	1.52	2.86	(d)	89
13.57	(1.58)	17	1.58	2.02	2.92	(d)	89
13.81	27.11	23,850	1.47	1.87	1.16		102
12.45	26.06	5,700	2.22	2.62	0.37		102
14.44	27.63	41,058	1.07	1.47	1.51		102
13.84	27.37	65	1.22	1.62	1.49		102
13.88	26.72	17	1.72	2.11	0.61		102
11.06	8.17	21,854	1.45	1.95	1.91		119
10.01	7.35	5,147	2.20	2.70	1.01		119
11.58	8.58	23,684	1.05	1.51	1.68		119
11.11	8.42	79	1.20	1.68	2.01		119
11.14	7.87	7	1.70	2.19	1.49		119
10.62	(8.40)	41,862	1.45	1.78	2.36	(e)	139
9.64	(9.00)	6,643	2.20	2.53	1.63	(e)	139
11.11	(8.04)	6,416	1.05	1.38	2.02	(e)	139
10.70	(7.69)	56	1.20	1.53	1.56	(e)	139
10.57	(8.61)	7	1.70	2.03	2.30	(e)	139

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

October 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Focused International Equity and International Small Cap	A, C, Institutional, Service and IR	Diversified
Strategic International Equity	A, C, Institutional, IR and R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

At the close of business on November 14, 2014, Class B Shares of each Fund were converted to Class A Shares of the Fund.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAMI to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2015:

Focused International Equity

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$55,971,164	$—
Australia and Oceania	—	7,972,223	—
Europe	—	153,965,150	—
Total	$—	$217,908,537	$—

INTERNATIONAL SMALL CAP

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$1,283,044	$—
Asia	—	47,105,068	834,619
Australia and Oceania	—	9,131,760	—
Europe	—	92,618,862	—
North America	11,620,622	638,721	—
Total	$11,620,622	$150,777,455	$834,619

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL SMALL CAP (continued)	Level 1	Level 2	Level 3

Derivative Type
Liabilities(b)
Futures Contracts	$(14,954)	$—	$—

STRATEGIC INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$16,690,763	$—
Australia and Oceania	—	2,532,234	—
Europe	—	51,926,025	—
Total	$—	$71,149,022	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized loss at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2015. These instruments were used as part of the Fund’s investment strategy and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure:

Fund	Risk	Statements of Assets and Liabilities	Liabilities
International Small Cap	Equity	Variation margin on certain derivative contracts	$(14,954)(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

INTERNATIONAL SMALL CAP
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(111,473)	$100,593	1
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(61,842)	(23,629)	21
Total		$(173,315)	$76,964	22

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2015.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2015, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Focused International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.85	%*
International Small Cap	1.10	1.10	0.99	0.94	0.92	1.10	0.90	*
Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*	GSAMI agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least July 31, 2016, and prior to such date GSAMI may not terminate the arrangements without the approval of the Trustees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2015, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Focused International Equity	$6,721	$471
International Small Cap	1,504	—
Strategic International Equity	4,114	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Focused International Equity, International Small Cap and Strategic International Equity Funds are 0.014%, 0.034% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 29, 2016, and prior to such date GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Focused International Equity	$337,306	$6,144	$407,599	$751,049
International Small Cap	366,834	3,992	411,821	782,647
Strategic International Equity	—	2,013	358,471	360,484

G.  Line of Credit Facility — As of October 31, 2015, the Funds participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2015, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2015, Goldman Sachs earned $915, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Small Cap Fund.

As of October 31, 2015, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 37% of total outstanding shares of the International Small Cap Fund.

As of October 31, 2015, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 53% of the Class R Shares of the Strategic International Equity Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2015, were as follows:

Fund	Purchases	Sales and Maturities
Focused International Equity	$229,417,160	$256,438,962
International Small Cap	131,440,981	163,559,627
Strategic International Equity	57,071,933	56,120,113

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2015

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2015, was as follows:

	Focused International Equity	International Small Cap	Strategic International Equity
Distributions paid from:
Ordinary income	$7,703,429	$3,292,739	$2,536,141

The tax character of distributions paid during the fiscal year ended October 31, 2014, was as follows:

	Focused International Equity	International Small Cap	Strategic International Equity
Distributions paid from:
Ordinary income	$1,173,579	$3,674,296	$656,306

As of October 31, 2015, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Focused International Equity	International Small Cap	Strategic International Equity
Undistributed ordinary income — net	$2,958,102	$2,110,433	$617,878
Capital loss carryforwards:
Expiring 2016(1)	$(89,358,426)	$—	$(14,821,928)
Expiring 2017(1)	(106,107,378)	(3,654,701)	(28,233,535)
Expiring 2019(1)	(9,250,431)	—	—
Perpetual short-term	(4,531,331)	—	—
Perpetual long-term	(6,146,886)	—	—
Total capital loss carryforwards	$(215,394,452)	$(3,654,701)	$(43,055,463)
Unrealized losses — net	(16,589,557)	(644,826)	(1,639,627)
Total accumulated losses — net	$(229,025,907)	$(2,189,094)	$(44,077,212)

(1)	Expiration occurs on October 31 of the year indicated. The International Small Cap and Strategic International Equity Funds utilized $4,746,892 and $497,080, respectively, of capital losses in the current fiscal year.

As of October 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Focused International Equity	International Small Cap	Strategic International Equity
Tax cost	$234,462,176	$163,835,670	$72,769,347
Gross unrealized gain	8,123,461	15,215,222	4,307,148
Gross unrealized loss	(24,677,100)	(15,818,196)	(5,927,473)
Net unrealized security loss	$(16,553,639)	$(602,974)	$(1,620,325)
Net unrealized loss on other investments	(35,918)	(41,852)	(19,302)
Net unrealized loss	$(16,589,557)	$(644,826)	$(1,639,627)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts and differences related to the tax treatment of underlying fund investments and passive foreign investment company investments.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from differences in the tax treatment of foreign currency transactions, passive foreign investment company investments and underlying fund investments.

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Focused International Equity	$141,566	$(141,566)
International Small Cap	(410,490)	410,490
Strategic International Equity	46,710	(46,710)

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk — The Focused International Equity Fund intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2015

8. OTHER RISKS (continued)

shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

At a meeting held on October 14-15, 2015, the Trustees approved a reorganization pursuant to which the International Small Cap Fund (the “Acquired Fund”) will be reorganized with and into another series of the Goldman Sachs Trust — the Goldman Sachs International Small Cap Insights Fund (the “Surviving Fund”). Effective on or about February 5, 2016 (the “Closing Date”), shareholders of the Acquired Fund will own shares in the Surviving Fund equal in dollar value to their interest in the Acquired Fund on the Closing Date. As part of the reorganization, holders of Class A, Class C, Institutional, and Class IR Shares of the Acquired Fund, respectively, will receive Class A, Class C, Institutional, and Class IR Shares of the Surviving Fund. Shareholders of Service Shares of the Acquired Fund will receive Class A Shares of the Surviving Fund. The reorganization is intended to be a tax-free reorganization for Federal income tax purposes.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Focused International Equity Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	293,167	$5,383,781	810,545	$16,129,234
Shares converted from Class B	4,363	79,894	1,752	34,678
Reinvestment of distributions	94,946	1,684,348	11,140	220,455
Shares redeemed	(835,896)	(15,008,792)	(729,100)	(14,367,121)
	(443,420)	(7,860,769)	94,337	2,017,246
Class B Shares(a)
Shares sold	—	—	1,969	37,951
Shares converted to Class A	(4,448)	(79,894)	(1,778)	(34,678)
Shares redeemed	(10,228)	(183,739)	(14,882)	(290,077)
	(14,676)	(263,633)	(14,691)	(286,804)
Class C Shares
Shares sold	234,732	3,933,741	302,550	5,604,612
Reinvestment of distributions	26,339	435,904	—	—
Shares redeemed	(218,263)	(3,686,491)	(200,946)	(3,633,294)
	42,808	683,154	101,604	1,971,318
Institutional Shares
Shares sold	2,042,402	38,294,257	5,268,434	106,829,174
Reinvestment of distributions	296,453	5,345,040	45,024	905,437
Shares redeemed	(3,126,278)	(57,420,654)	(1,779,054)	(35,339,890)
	(787,423)	(13,781,357)	3,534,404	72,394,721
Service Shares
Shares sold	516	9,235	1,479	29,637
Reinvestment of distributions	63	1,120	6	107
Shares redeemed	(16,435)	(284,841)	(1,715)	(33,946)
	(15,856)	(274,486)	(230)	(4,202)
Class IR Shares
Shares sold	26,620	500,885	179,185	3,632,048
Reinvestment of distributions	3,938	70,733	706	14,137
Shares redeemed	(81,206)	(1,532,672)	(139,046)	(2,781,071)
	(50,648)	(961,054)	40,845	865,114
NET INCREASE (DECREASE)	(1,269,215)	$(22,458,145)	3,756,269	$76,957,393

(a)	Class B Shares converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2015

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	215,559	$4,155,546	323,285	$6,313,379
Shares converted from Class B	2,533	47,348	788	15,330
Reinvestment of distributions	9,774	179,944	11,580	217,128
Shares redeemed	(182,439)	(3,492,618)	(311,187)	(6,123,835)
	45,427	890,220	24,466	422,002
Class B Shares(a)
Shares sold	—	—	447	8,625
Shares converted to Class A	(2,584)	(47,348)	(801)	(15,330)
Reinvestment of distributions	—	—	164	3,040
Shares redeemed	(9,888)	(181,106)	(11,188)	(215,433)
	(12,472)	(228,454)	(11,378)	(219,098)
Class C Shares
Shares sold	83,659	1,522,266	90,302	1,723,658
Reinvestment of distributions	1,390	24,687	1,298	23,503
Shares redeemed	(52,821)	(953,846)	(44,567)	(832,733)
	32,228	593,107	47,033	914,428
Institutional Shares
Shares sold	1,921,442	37,178,453	2,553,932	50,907,382
Reinvestment of distributions	151,458	2,864,067	168,944	3,252,168
Shares redeemed	(4,060,860)	(79,886,683)	(2,456,065)	(49,189,267)
	(1,987,960)	(39,844,163)	266,811	4,970,283
Service Shares
Shares sold	23,388	434,861	1,583	28,818
Reinvestment of distributions	796	14,470	884	16,362
Shares redeemed	(6,733)	(122,734)	(382)	(7,173)
	17,451	326,597	2,085	38,007
Class IR Shares
Shares sold	162,051	3,137,185	205,667	4,149,180
Reinvestment of distributions	4,295	81,045	969	18,633
Shares redeemed	(42,877)	(852,793)	(13,552)	(268,430)
	123,469	2,365,437	193,084	3,899,383
NET INCREASE (DECREASE)	(1,781,857)	$(35,897,256)	522,101	$10,025,005

(a)	Class B Shares converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic International Equity Fund

	For the Fiscal Year Ended October 31, 2015		For the Fiscal Year Ended October 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	287,002	$3,820,054	198,704	$2,763,446
Shares converted from Class B	82,120	1,098,759	32,994	459,442
Reinvestment of distributions	64,638	831,893	13,124	178,224
Shares redeemed	(304,568)	(3,998,001)	(315,548)	(4,390,132)
	129,192	1,752,705	(70,726)	(989,020)
Class B Shares(a)
Shares sold	—	—	2,579	32,762
Shares converted to Class A	(92,333)	(1,098,759)	(36,933)	(459,442)
Reinvestment of distributions	—	—	87	1,060
Shares redeemed	(19,706)	(234,677)	(58,436)	(727,361)
	(112,039)	(1,333,436)	(92,703)	(1,152,981)
Class C Shares
Shares sold	78,335	951,232	82,020	1,031,878
Reinvestment of distributions	11,937	138,834	605	7,442
Shares redeemed	(74,129)	(882,624)	(139,914)	(1,749,533)
	16,143	207,442	(57,289)	(710,213)
Institutional Shares
Shares sold	1,464,658	20,425,892	701,638	10,194,170
Reinvestment of distributions	113,557	1,525,075	32,742	463,301
Shares redeemed	(1,393,101)	(19,206,286)	(386,526)	(5,573,406)
	185,114	2,744,681	347,854	5,084,065
Class IR Shares
Shares sold	19,455	243,705	5,492	76,480
Reinvestment of distributions	391	5,027	46	623
Shares redeemed	(1,894)	(24,975)	(773)	(10,433)
	17,952	223,757	4,765	66,670
Class R Shares
Shares sold	20	264	4	53
Reinvestment of distributions	23	293	4	58
	43	557	8	111
NET INCREASE	236,405	$3,595,706	131,909	$2,298,632

(a)	Class B Shares converted into Class A Shares at the close of business on November 14, 2014.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Fundamental International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Focused International Equity Fund, Goldman Sachs International Small Cap Fund, and Goldman Sachs Strategic International Equity Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, at October 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 28, 2015

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Focused International Equity Fund				International Small Cap Fund				Strategic International Equity Fund
Share Class	Beginning Account Value 05/01/15	Ending Account Value 10/31/15		Expenses Paid for the 6 Months Ended 10/31/15*	Beginning Account Value 05/01/15	Ending Account Value 10/31/15		Expenses Paid for the 6 Months Ended 10/31/15*	Beginning Account Value 05/01/15	Ending Account Value 10/31/15		Expenses Paid for the 6 Months Ended 10/31/15*
Class A
Actual	$1,000	$949.80		$6.39	$1,000	$960.60		$6.77	$1,000	$944.60		$6.37
Hypothetical 5% return	1,000	1,018.65	+	6.61	1,000	1,018.30	+	6.97	1,000	1,018.65	+	6.61
Class C
Actual	1,000	946.10		10.06	1,000	956.90		10.46	1,000	940.90		10.03
Hypothetical 5% return	1,000	1,014.87	+	10.41	1,000	1,014.52	+	10.76	1,000	1,014.87	+	10.41
Institutional
Actual	1,000	951.70		4.43	1,000	962.20		4.80	1,000	946.30		4.42
Hypothetical 5% return	1,000	1,020.67	+	4.58	1,000	1,020.32	+	4.94	1,000	1,020.67	+	4.58
Service
Actual	1,000	949.00		6.88	1,000	959.60		7.26	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,018.15	+	7.12	1,000	1,017.80	+	7.48	N/A	N/A		N/A
Class IR
Actual	1,000	951.00		5.16	1,000	961.60		5.54	1,000	945.30		5.15
Hypothetical 5% return	1,000	1,019.91	+	5.35	1,000	1,019.56	+	5.70	1,000	1,019.91	+	5.35
Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	943.40		7.59
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,017.39		7.88

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R
Focused International Equity	1.30%	2.05%	0.90%	1.40%	1.05%	N/A
International Small Cap	1.37	2.12	0.97	1.47	1.12	N/A
Strategic International Equity	1.30	2.05	0.90	N/A	1.05	1.55%

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Focused International Equity Fund, Goldman Sachs International Small Cap Fund, and Goldman Sachs Strategic International Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2016 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 10-11, 2015 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of each Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and composites of accounts with comparable investment strategies managed by the Investment Adviser (in the case of the Focused International Equity and International Small Cap Funds), and general investment outlooks in the markets in which the Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether a Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(e)	fee and expense information for the Funds, including:
(i)	the relative management fee and expense levels of each Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the expense trends over time of each Fund;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fees (with respect to each Fund other than the Strategic International Equity Fund) and to limit certain expenses of each Fund that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees and non-Rule 12b-1 shareholder service and/or administration fees with respect to the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2014, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2015. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees also received information comparing the Focused International Equity and International Small Cap Funds’ performance to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Focused International Equity Fund’s Institutional Shares had placed in the second quartile of the Fund’s peer group for the three-year period, in the third quartile for the five-year period, and in the fourth quartile for the one- and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2015. They noted that the International Small Cap Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2015. The Trustees also observed that the International Small Cap Fund had experienced certain portfolio management changes in March 2015. They noted that the Strategic International Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one- and five-year periods ended March 31, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to each Fund other than the Strategic International Equity Fund) and to limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2014 and 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Focused International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
First $1 billion	1.00%	1.10%	0.85%
Next $1 billion	0.90	1.10	0.77
Next $3 billion	0.86	0.99	0.73
Next $3 billion	0.84	0.94	0.72
Over $8 billion	0.82	0.92	0.71

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees (with respect to each Fund other than the Strategic International Equity Fund) and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2016.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	136	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 74	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	136	None
Diana M. Daniels Age: 66	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	112	None
Joseph P. LoRusso Age: 58	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	112	None
Herbert J. Markley Age: 65	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	112	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	112	None

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 76	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	136	None
Roy W. Templin Age: 55	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	112	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 64	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	Verizon Communications Inc.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 53	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	135	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	112	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes of the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2015, the Trust consisted of 98 portfolios (91 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of seven portfolios (six of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 14 portfolios (two of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 53	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000); Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental International Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2015, the total amount of income received by the Focused International Equity, International Small Cap, and Strategic International Equity Funds from sources within foreign countries and possessions of the United States was $0.6678, $0.3359, and $0.5546 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Focused International Equity, International Small Cap, and Strategic International Equity Funds were 99.66%, 88.89%, and 100%, respectively. The total amount of taxes paid by the Focused International Equity, International Small Cap, and Strategic International Equity Funds was $0.0602, $0.0394, and $0.0420 per share, respectively.

For the year ended October 31, 2015, 100% of the dividends paid from net investment company taxable income by the Focused International Equity, International Small Cap, and Strategic International Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of September 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Tax-Free Money Market Fund
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Focused Value Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[5]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Global Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 21634-TEMPL-12/2015 EQINTAR-15/10.3K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,662,967	$3,539,534	Financial Statement audits.

Audit-Related Fees:

• PwC	$138,000	$0	Other attest services.

Tax Fees:

• PwC	$848,676	$794,850	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were approximately $986,676 and $794,850 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2015. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 7, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	January 7, 2016